Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cardtronics plc (“Cardtronics”) for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics.

Date: February 28, 2019	/s/ Edward H. West
Edward H. West
Chief Executive Officer

Date: February 28, 2019	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer